T. Rowe Price New Income Fund

Supplement to Prospectus Dated October 1, 2017

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective January 31, 2018, Stephen L. Bartolini will join Daniel O. Shackelford as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Bartolini joined T. Rowe Price in 2010. Effective December 31, 2018, Mr. Shackelford will step down from his responsibilities as co-portfolio manager and Mr. Bartolini will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Shackelford plans to retire from T. Rowe Price on or around March 31, 2019.

On page 9, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 31, 2018, Stephen L. Bartolini will join Daniel O. Shackelford as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Bartolini joined the Firm in 2010 and his investment experience dates from 2000. During the past five years, he has served as a portfolio manager (beginning in June 2016) and, prior to that, as an associate portfolio manager of the U.S. Inflation Protected Bond and U.S. Short-Term Inflation Focused Bond strategies, a member of the fixed income division’s Global Interest Rates and Currencies Strategy team, and a fixed income trader. Effective December 31, 2018, Mr. Shackelford will step down from his responsibilities as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Bartolini will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Shackelford plans to retire from T. Rowe Price on or around March 31, 2019.

The date of this supplement is January 11, 2018.

F43-041 1/11/2018